UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 24, 2006
                                                          -------------


                           DRAGON GOLD RESOURCES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                     000-50541                  88-0507007
-----------------------          ------------               --------------
(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation)                file number)            Identification Number)


         Regents Place, 338 Euston Road, London, United Kingdom NW1 3BT
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                               011-44-207-416-4920
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4.01         Changes in Registrant's Certifying Accountant


         (b) On May 24, 2006, the Board of Directors of the Company engaged Thomas Leger & Co. LLP to be its independent certifying accountants for the year ended March 31, 2006.

                  During the two most recent fiscal years and through March 31, 2006, the Registrant has not consulted with Thomas Leger & Co. LLP, regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advise was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DRAGON GOLD RESOURCES, INC.

Dated: May 30, 2006
                                    By: /s/ Johannes Peterson
                                       -----------------------------------
                                    President and Chief Executive Officer